                                                                    EXHIBIT 10.4


              FIRST AMENDMENT TO COMMUNITY SHORES BANK CORPORATION
                FLOATING RATE SUBORDINATED NOTE DUE JUNE 30, 2006
                    AND SUBORDINATED NOTE PURCHASE AGREEMENT


                               September 26, 2001


To the holder of Community Shores
Bank Corporation Floating Rate
Subordinated Notes named on the
signature page of this letter


         Re Community Shores Bank Corporation Floating Rate Subordinated Notes due June 30, 2006, and related Subordinated Note Purchase Agreements

         Community Shores Bank Corporation (the "Community Shores") has previously entered into the Subordinated Note Purchase Agreements and issued to you the Floating Rate Subordinated Notes due June 30, 2006 referred to across from your name on Annex I to this letter (collectively "Your Purchase Agreements and Notes", and individually, "Your Purchase Agreements" and "Your Notes"). This letter will confirm the agreement between you and Community Shores, effective September 26, 2001, to extend the maturity of Your Notes from June 30, 2006 to June 30, 2007. The provisions of Your Purchase Agreements shall be deemed concurrently amended, effective September 26, 2001, to reflect the extension of the maturity of Your Notes to June 30, 2007. In connection with the extension of the maturity date, you represent to Community Shores that all of your representations, warranties and agreements set forth in Section 5 of Your Purchase Agreements continue to be true and correct as of the date of this letter.

         Except for the amendment to Your Purchase Agreements and Notes expressly set forth in this letter, all of the provisions of Your Purchase Agreements and Notes shall continue to be in full force and effect.

         Please indicate your agreement with the terms of this letter by signing and returning a copy of this letter to Community Shores, in which case this letter shall become a binding agreement between you and Community Shores, effective September 26, 2001. The effectiveness of the agreement set forth in this letter is not effected by any other holder of a Floating Rate Subordinated Note agreeing or not agreeing to enter into a similar amendment.


                                    Sincerely,
                                    Community Shores Bank Corporation

                                    By:  ___________________________
                                           Jose' A. Infante
                                           Chairman of the Board, President
                                              and Chief Executive Officer



THE UNDERSIGNED AGREES TO THE
ABOVE WITH RESPECT TO THE $750,000 AGGREGATE
PRINCIPAL AMOUNT OFF FLOATING RATE
SUBORDINATED NOTES DUE JUNE 30, 2006 AND
RELATED SUBORDINATED NOTE PURCHASE AGREEMENTS
REFERRED TO ACROSS FROM THE UNDERSIGNED'S
NAME ON ANNEX I TO THIS LETTER




-----------------------------------------------------

     FBO JOHN L. HILT IRA II DC-85712
-----------------------------------------------------


-----------------------------------------------------
         (Please print name under signature)





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

                                     ANNEX I

                        COMMUNITY SHORES BANK CORPORATION

         OUTSTANDING FLOATING RATE SUBORDINATED NOTES DUE JUNE 30, 2006


                                                                DATE OF
                                  DATE OF FLOATING              SUBORDINATED NOTE             PRINCIPAL AMOUNT
                                  RATE SUBORDINATED             PURCHASE                      OF FLOATING RATE
NAME OF HOLDER                    NOTE                          AGREEMENT                     SUBORDINATED NOTE
--------------                    -----------------             -----------------             -----------------

Robert Chandonnet                 June 28, 2000                 June 27, 2000                 $140,000

Michael Gluhanich                 June 28, 2000                 June 27, 2000                   70,000

Donald Hegedus                    June 28, 2000                 June 27, 2000                  350,000

Painewebber, Inc., IRA            June 28, 2000                 June 27, 2000                  525,000
Custodian FBO John L. Hilt
IRA II

Robert Chandonnet                 September 27, 2000            September 27, 2000            $ 60,000

Michael Gluhanich                 September 27, 2000            September 27, 2000              30,000

Donald Hegedus                    September 27, 2000            September 27, 2000             150,000

Painewebber, Inc., IRA            September 27, 2000            September 27, 2000             225,000
Custodian FBO John L. Hilt
IRA II

Community Shores LLC              September 27, 2000            September 27, 2000              35,000

Community Shores LLC              December 26, 2000                                            420,000

Community Shores LLC              March 28, 2001                March 28, 2001                 600,000

Community Shores LLC              March 29, 2001                March 29, 2001                 250,000

Community Shores LLC              April 13, 2001                April 13, 2001                 145,000

Community Shores LLC              July 12, 2001                                                100,000



















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